Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion of our report dated March 2, 2001, relating to the consolidated financial statements of Arnold Industries, Inc. (predecessor to Roadway Next Day Corporation) included as Exhibit 99.3 in this Annual Report on (Form 10-K) of Roadway Corporation, in the following Registration Statements:

Registration                                                                                      Filing
   Number                          Description of Registration Statement                           Date
------------      ---------------------------------------------------------------------      ----------------
 333-71756        Amendment No. 1 to the Registration Statement (Form S-4/A)                 January 4, 2002
                  relating to the registration of $225,000,000 8 1/4% Senior Notes of
                  Roadway Corporation due December 1, 2008

 333-103035       Registration Statement (Form S-8) pertaining to the Roadway                February 7, 2003
                  Corporation 401(k) Stock Savings Plan

 333-98005        Registration Statement (Form S-8) pertaining to the Roadway                August 13, 2002
                  Corporation Nonemployee Directors Stock Option Plan

 333-98003        Registration Statement (Form S-8) pertaining to the Roadway                August 13, 2002
                  Express, Inc. Union Stock Plan

333-02562-99      Post-Effective Amendment No. 2 to the Registration Statement               August 13, 2002
                  (Form S-8) pertaining to the Roadway Corporation 2001 Employee
                  Stock Purchase Plan

 333-65202        Post-Effective Amendment No. 1 to the Registration Statement               August 13, 2002
                  (Form S-8) pertaining to the Roadway Corporation Equity Ownership
                  Plan

 333-98001        Registration Statement (Form S-8) pertaining to the Roadway                August 13, 2002
                  Corporation Nonemployee Directors' Equity Ownership Plan

 333-97999        Registration Statement (Form S-8) pertaining to the Roadway                August 13, 2002
                  Corporation Nonemployee Directors' Equity and Deferred
                  Compensation Plan

 333-65202        Registration Statement (Form S-8) pertaining to the Roadway                July 16, 2001
                  Corporation Equity Ownership Plan

033-80685-99      Post-Effective Amendment No. 2 to the Registration Statement               July 13, 2001
                  (Form S-8) pertaining to the Roadway Express, Inc. 401(k) Stock
                  Savings Plan

333-02562-99      Post-Effective Amendment No. 1 to the Registration Statement               July 13, 2001
                  (Form S-8) pertaining to the Roadway Corporation 2001 Employee
                  Stock Purchase Plan

/s/ PricewaterhouseCoopers LLP
Harrisburg, Pennsylvania
March 25, 2003